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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): FEBRUARY 6, 2001
                        Commission File Number: 000-14719


                                  SKYWEST, INC.
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             (Exact Name of Registrant as Specified in its Charter)



                   Utah                              87-0292166
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      (State or other jurisdiction of              (IRS Employer
       incorporation or organization)            Identification No.)



             444 SOUTH RIVER ROAD
               ST. GEORGE, UTAH                       84790
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      (Address of Principal Executive               (Zip Code)
                  Offices)


               Registrant's Telephone Number, Including Area Code:
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                                 (435) 634-3000


                                      N/A
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        (Former name, former address, and formal fiscal year, if changed since last report)


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                    ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

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(c)      Exhibits

99.1 Press release issued by SkyWest, Inc., on February 8, 2001, concerning the adoption of a new fiscal year end described in Item 8.



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                          ITEM 8. CHANGE IN FISCAL YEAR

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         On February 6, 2001, the board of directors of SkyWest,
Inc.("SkyWest"), approved a change of SkyWest's fiscal year end from March 31 to December 31, effective December 31, 2001. A transition report on Form 10-K covering the transition period from March 31, 2001, through December 31, 2001, will be filed with the Securities and Exchange Commission by March 31, 2002.






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                                   SIGNATURES

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        Pursuant to the requirements of Section 13 or 15(d) of the Securities
Exchange of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  February 21, 2001           SKYWEST, INC.


                                By: BRADFORD R. RICH
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                                    Bradford R. Rich
                                    Executive Vice President
                                    (Principal Financial and Accounting Officer)




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